UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2018

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY		14209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2018, Computer Task Group, Incorporated (“CTG”) entered into a First Amendment Agreement (“Amendment”) amending the Credit and Security Agreement (the “Credit Agreement”) dated December 21, 2017 among CTG, as Borrower, KeyBank National Association, as Administrative Agent, Swing Line Lender and Issuing Lender, and KeyBanc Capital Markets Inc., as Lead Arranger and Sole Book Runner.

The Amendment amends Section 5.15 Restricted Payments of the Credit Agreement to provide for an increase in Capital Distributions that may be made in cash in the form of dividends or stock repurchases to a maximum of Twenty-Two Million Five Hundred Thirty-Two Thousand Nine Hundred Sixty-Two Dollars ($22,532,962) during any period of twenty-four consecutive months ending on or prior to April 13, 2020. The foregoing is subject to the conditions set forth in Section 5.15 as amended to include each of the following conditions: (i) no Default or Event of Default shall have existed at any time in the period of twelve (12) consecutive months ending on the date of such Capital Distributions, or, after giving pro forma effect to such Capital Distribution, thereafter shall begin to exist, (ii) no FCCR Testing Period shall then exist or, after giving pro forma effect to such Capital Distributions, thereafter shall begin to exist, and (iii) the aggregate amount of Capital Distributions made by the Borrower shall not exceed the amounts set forth in the amended Section 5.15.

Capitalized terms that are not defined herein have the meaning set forth in the Credit Agreement.

The description of the Amendment is qualified in its entirety by the copy thereof, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	First Amendment Agreement dated as of April 13, 2018 to the Credit Agreement dated as of December 21, 2017 by and among Computer Task Group, Incorporated as Borrower, with KeyBank National Association as Administrative Agent, Swing Line Lender and Issuing Lender and KeyBanc Capital Markets Inc. as Lead Arranger and Sole Book Runner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: April 13, 2018	By:	/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel & Secretary